UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

NORDSON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road

Westlake, Ohio 44145

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 440-892-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on June 21, 2024, Nordson Corporation, an Ohio corporation (“Nordson”) entered into a 364-Day Term Loan Credit Agreement (the “Term Loan Agreement”) with Morgan Stanley Senior Funding, Inc., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and various financial institutions named therein as lenders. The Term Loan Agreement provided for a delayed draw term loan facility in the aggregate principal amount of $500.0 million. On August 21, 2024, Nordson borrowed $500.0 million under the Term Loan Agreement to fund the Merger Consideration (defined below).

On August 20, 2024, Nordson also borrowed $325.0 million under its revolving credit facility provided for under that certain Credit Agreement, dated as of June 6, 2023, as amended, restated, amended and restated, supplemented or otherwise modified, by and among Nordson, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners, the various financial institutions named therein as lenders and Nordson’s subsidiary, Nordson Engineering GmbH, a private limited liability company organized and existing under the laws of Germany, registered with the commercial register of the local court of Lüneburg under number HRB 999, to fund the Merger Consideration.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2024, Nordson issued a press release announcing the consummation of the Merger (defined below). The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On August 21, 2024, Nordson consummated the previously announced transaction with Atrion Corporation, a Delaware corporation (“Atrion”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 28, 2024, among Nordson, Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nordson (“Merger Sub”) and Atrion. Pursuant to the Merger Agreement, among other things, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into Atrion (the “Merger”), with Atrion surviving the Merger as a wholly owned subsidiary of Nordson.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.10 per share, of Atrion (the “Common Stock”) other than shares of Common Stock (i) held in the treasury of Atrion or owned by any direct or indirect wholly owned subsidiary of Atrion as of immediately prior to the Effective Time, (ii) owned by Merger Sub, Nordson or any direct or indirect wholly owned subsidiary of Nordson as of immediately prior to the Effective Time, or (iii) held by a holder or beneficial holder that or who was entitled to demand and has properly demanded appraisal for such shares of Common Stock in accordance with, and that or who complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware, were cancelled and converted into the right to receive an amount in cash equal to $460.00 per share of Common Stock, without interest (the “Merger Consideration”).

In addition, at the Effective Time, each restricted stock unit (whether stock-settled or cash-settled and whether settled on a current or a deferred basis) (each, a “Company RSU”) (including Company RSUs subject to market- or performance-based conditions) granted to an employee or non-employee service provider that was outstanding as of immediately prior to the Effective Time, whether vested but unsettled or unvested, was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares of Common Stock underlying or denominated by such Company RSU (with respect to Company RSUs subject to market- or performance-based conditions, vesting at target), less applicable taxes and authorized deductions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 28, 2024, by and among Nordson Corporation, Alpha Medical Merger Sub, Inc. and Atrion Corporation*

10.1	364-Day Term Loan Agreement, dated as of June 21, 2024, by and among Nordson Corporation, as Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and various financial institutions named therein as lenders (incorporated by reference to Exhibit 4.1 to the Form 8-K dated as of June 21, 2024)

99.1	Press Release, dated as of August 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

NORDSON CORPORATION

Date: August 21, 2024	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President, General Counsel & Secretary